                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant To Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)     February 12, 1998
                                                     -----------------

                                Xenometrix, Inc.
             (Exact name of registrant as specified in its charter)





            Delaware                1-14004                #04-3166089
            --------                -------                -----------
        (State or other           (Commission            (I.R.S. Employer
jurisdiction of incorporation)    File Number)          Identification No.)




                        2425 North 55th Street, Suite 111
                                Boulder, CO 80301
                                -----------------
                    (Address of principal executive offices,
                               including zip code)



                                 (303) 447-1773
                                 --------------
                         (Registrant's telephone number,
                              including area code)

Item 5.   Other Events

Xenometrix, Inc., (the "Company") restructured its operations resulting in the elimination of twenty positions, effective February 3, 1998.

On February 3, 1998, the Company issued the attached press release, which is included as Exhibit 99.2 to this Current Report and is incorporated by reference herein.


Item 7.  Exhibits

         Exhibit
         Number            Description of Document
         -------           -----------------------
          99.2             Press Release, dated February 3, 1998, announcing a
                           restructuring of the Registrant's operations.



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                XENOMETRIX, INC.


                                         By:    /s/ Ronald L. Hendrick


Dated:   February 2, 1998                       Ronald L. Hendrick
                                                Executive Vice President And
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)





                                       2